                                                                   Exhibit 10.8

                       RESEARCH AND CONSULTING AGREEMENT

     RESEARCH AND CONSULTING AGREEMENT (this "Agreement") dated as of the
                                              ---------
14th day of December, 1998 (the "Effective Date"), by and between Biomodels LLC,
                                --------------
a Massachusetts limited liability company with a principal place of business at 277 Linden Street, Suite 201, Wellesley, Massachusetts 02482 ("Biomodels"), and
                                                                ---------
OraPharma, Inc., a Delaware corporation with a principal place of business at 732 Louis Drive, Warminster, Pennsylvania 18974 (the "Company").
                                                      -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Biomodels has been engaged in the development of pharmaceutical products relating to the treatment and/or prevention of oral mucositis; and

     WHEREAS, the Company has as its principal business objective the development of therapies in oral health care, and has an interest in developing pharmaceutical products for the treatment and/or prevention of oral mucositis, utilizing the Mucosal Technology (as defined below); and

     WHEREAS, the parties desire to enter into an agreement pursuant to which Biomodels shall perform certain research and consulting services in connection with the development of such pharmaceutical products.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                SEC DEFINITIONS

     For the purpose of this Agreement, the following words and phrases shall have the meanings set forth below:

     1.1  "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. For purposes hereof, the term "control" (including, with its correlative meanings, the terms
          -------
"controlled by" and  "under common control with"), with respect to any Person,
--------------        -------------------------
means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person (whether through the ownership of voting securities, by contract or otherwise); provided , that in
                                                           --------
each event in which any Person owns directly or indirectly more than 50% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 50% of the ownership interest of any other Person, such Person shall be deemed to control such corporation or other Person.

     1.2  "Confidential Information" means any and all information (in any and
           ------------------------
every form and media) not generally known in the relevant trade or industry, which was obtained from any party or any Affiliate thereof in connection with this Agreement or the respective rights and obligations of the parties hereunder, including, without limitation, (a) information relating to trade secrets of such party or any Affiliate thereof, (b) information relating to existing or contemplated products, services, technology, designs, processes, formulae, research and development (in any and all stages) of such party or any Affiliate thereof, (c) information consisting of or relating to the Mucosal Technology or the Products, and (d) information relating to business plans, methods of doing business, sales or marketing methods, customer lists, customer usages and/or requirements and supplier information of such party or any Affiliate thereof, except that "Confidential Information" shall not include any
                   ------       ------------------------
information which (i) at the time of disclosure, is generally known in the relevant trade or industry, (ii) after disclosure, becomes part of the public knowledge (by publication or otherwise) in the relevant trade or industry other than by breach of this Agreement by the receiving party, (iii) the receiving party can verify by written documentation was in its possession at the time of disclosure and which was not obtained, directly or indirectly, from the other party or any Affiliate thereof, (iv) the receiving party can verify by written documentation results from research and development by the receiving party or any Affiliate thereof independent of disclosures by the other party or any Affiliate thereof or (v) the receiving party can prove was obtained from any Person who had the legal right to disclose such information, provided that such
                                                             --------
information was not obtained to the knowledge of the receiving party or any Affiliate thereof by such Person, directly or indirectly, from the other party or any Affiliate thereof on a confidential basis.

     1.3  "Control" means, with respect to any Patent or know-how, the
           -------
possession of the ability to grant a license or sublicense with respect thereto as provided for herein.

     1.4  "FDA" means the United States Food and Drug Administration or any
           ---
successor agency thereof.

     1.5  "Mucosal" means Mucosal Therapeutics LLC, a Massachusetts limited
           -------
liability company and an Affiliate of Biomodels.

     1.6  "Mucosal License Agreement" means the License Agreement dated as of
           -------------------------
the date hereof between Mucosal and the Company.

     1.7  "Mucosal Technology" has the meaning provided in the Mucosal License
           ------------------
Agreement.

     1.8  "NDA" means a complete New Drug Application and all supplements
           ---
thereto filed with the FDA, including all documents, data and other information concerning a Product which are necessary for, or included in, FDA approval to market such Product as more fully defined in 21 C.F.R. (S)314.5 et seq., as
                                                                ------
amended from time to time.

     1.9  "Oral Mucositis" has the meaning provided in the Mucosal License
           --------------
Agreement.

     1.10  "Person" means any individual, estate, trust, partnership, joint
            ------
venture, association, firm, corporation or company, or governmental body, agency or official, or any other entity.

     1.11  "Product" means a pharmaceutical product for the treatment and/or
            -------
prevention of oral mucositis which utilizes Mucosal Technology.

     1.12  "Program" means the program of activities and time schedule set forth
            -------
in Appendix A hereto and subject to amendment as provided in Section 2.5 below.

     1.13  "U.S. Dollars" and the sign "$" each means lawful currency of the
            ------------                -
United States of America.

                            SEC PROGRAM AND SERVICES

     2.1  Program.   The Company hereby retains Biomodels exclusively to
          -------
perform, and Biomodels hereby agrees to perform, research services and consulting services in accordance with the Program and the time schedule set forth therein. Such services shall include Research Services, Clinical Consulting Services and General Consulting Services (as such terms are defined
below).    The parties acknowledge that time is of the essence in completing the
Program.

     2.2  Research Services.   Biomodels shall perform all preclinical animal
          -----------------
studies necessary for the development of a Product and the submission of an NDA to the FDA with respect thereto , as more fully described in the Program (the "Research Services"). The Research Services shall include early choice of
 -----------------
compound and delivery vehicle studies, parallel efficacy studies for chemotherapy and radiation therapy induced mucositis and repeat efficacy studies.

     2.3  Clinical Consulting Services.    Biomodels shall perform consulting
          ----------------------------
services in connection with all clinical studies necessary for the development of a Product and the submission of an NDA to the FDA with respect thereto, including general support, analysis and clinical management, as more fully described in the Program (the "Clinical Consulting Services").
                               ----------------------------

     2.4  General Consulting Services.   Biomodels shall perform general
          ---------------------------
consulting services in connection with the development , formulation, dosing, testing and analysis of one or more compounds for the treatment and/or prevention of Oral Mucositis, as more fully described in the Program, as
requested by the Company (the "General Consulting Services").   Biomodels
                               ---------------------------
personnel shall devote an average of 20 hours per week during each month for the first three (3) years of the term of this Agreement, subject to extension for a fourth year at the request of the Company. Travel by Biomodels personnel shall be limited to an aggregate of twelve (12) days per year for all personnel.

     2.5  Revisions to Program.    The Company may, after review and
          --------------------
consultation with Biomodels, revise the Program as may be necessary or desirable to accomplish the purposes and objectives thereof, upon thirty (30) days prior written notice to Biomodels. Notwithstanding the foregoing, such revisions to the Program shall not change the compensation payable to Biomodels pursuant to
Section 3 hereof unless Biomodels shall have agreed in writing to such change in compensation.

                              SECTION 3.  PAYMENTS

     3.1  Program Charges.  All costs incurred by Biomodels in the Program,
          ---------------
including, without limitation, payments for preclinical animal and other studies, tests and all reporting, filings, applications and other actions necessary for the performance of the research and consulting services hereunder,
shall be the sole responsibility of Biomodels.   Biomodels will pay when due all
invoices received from providers of goods and/or services incurred in connection with this Agreement.

     3.2  Research Services.   The Company shall pay Biomodels for the Research
          -----------------
Services in accordance with the budget and payment schedule set forth in Appendix B hereto, which budget is inclusive of overhead, personnel, supplies, animals, outside services and reporting. Biomodels shall not be entitled to receive any payments or reimbursements of any amounts in connection with the Research Services in excess of the applicable maximum amounts budgeted for such Research Services, as set forth in Appendix B hereto. [the confidential material contained herein has been omitted and has been separately filed with the Commission].

     3.3  Consulting Services.      The Company shall pay Biomodels on a monthly
          -------------------
basis for General Consulting Services and Clinical Consulting Services in accordance with the budget and payment schedule set forth in Appendix C hereto.

                   SECTION 4.  REPRESENTATIONS AND WARRANTIES

     4.1  By the Company.   The Company hereby represents and warrants to
          --------------
Biomodels that, as of the Effective Date: (a) the Company has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement, (b) the execution, delivery and performance by the Company of this Agreement do not contravene or constitute a default under any provision of applicable law or its certificate of incorporation or by-laws (or equivalent documents) or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company, (c) all licenses, consents, authorizations and approvals, if any, required for the execution, delivery and performance by the Company of this Agreement have been obtained and are in full force and effect and all conditions thereof have been complied with, and no other action by or with respect to, or filing with, any governmental authority or any other Person is required in connection with the execution, delivery and performance by the Company of this

Agreement, and (d) this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

     4.2  By Biomodels.    Biomodels hereby represents and warrants to the
          ------------
Company that, as of the Effective Date: (a) Biomodels has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement, (b) the execution, delivery and performance by Biomodels of this Agreement do not contravene or constitute a default under any provision of applicable law or of its articles of incorporation or by-laws (or equivalent documents) or of any agreement, judgment, injunction, order, decree or other instrument binding upon Biomodels, (c) all licenses, consents, authorizations and approvals, if any, required for the execution, delivery and performance by Biomodels of this Agreement have been obtained and are in full force and effect and all conditions thereof have been complied with, and no other action by or with respect to, or filing with, any governmental authority or any other Person is required in connection with the execution, delivery and performance by Biomodels of this Agreement, and (d) this Agreement constitutes a valid and binding agreement of Biomodels, enforceable against Biomodels in accordance with its terms.

     4.3  Survival of Representations and Warranties.   The representations and
          ------------------------------------------
warranties contained herein shall survive the execution, delivery and performance of this Agreement by the parties, notwithstanding any investigation at any time made by or on behalf of any party or parties.

                          SECTION 5.   INDEMNIFICATION

     5.1  Indemnification.
          ---------------

          5.1.1     Indemnification by the Company.   The Company hereby agrees
                    ------------------------------
that it shall be responsible for, indemnify, hold harmless and defend Biomodels and Biomodels' Affiliates, and their respective directors, officers, managing members, shareholders, partners, attorneys, accountants, agents, employees and consultants, and their respective heirs, successors and assigns (collectively, the "Biomodels Indemnitees"), from and against any and all claims, demands,
     ---------------------
losses, liabilities, damages, costs and expenses (including the cost of settlement, reasonable legal and accounting fees and any other expenses for investigating or defending any actions or threatened actions) (collectively, "Losses") suffered or incurred by any Biomodels Indemnitee arising out of,
 ------
relating to, resulting from or in connection with (a) the breach of any representation or warranty made by the Company herein, (b) the default by the Company in the performance or observance of any of its obligations to be performed or observed hereunder, and (c) any action, suit or other proceeding, or compromise, settlement or judgment, relating to any of the foregoing matters with respect to which the Biomodels Indemnitees are entitled to indemnification hereunder. The foregoing shall not apply to the extent that such Losses are due to the willful misconduct or negligence of any Biomodels Indemnitee as finally determined by a court of competent jurisdiction.

          5.1.2     Indemnification by Biomodels.   Biomodels hereby agrees that
                    ----------------------------
it shall be responsible for, indemnify, hold harmless and defend the Company and the Company's Affiliates, and their respective directors, officers, managing members, shareholders, partners, attorneys, accountants, agents, employees and consultants, and their respective heirs, successors and assigns (collectively, the "Company Indemnitees"), from and against any and all Losses suffered or
     -------------------
incurred by any Company Indemnitee arising out of, relating to, resulting from or in connection with (a) the breach of any representation or warranty made by Biomodels herein, (b) the default by Biomodels in the performance or observance of any of its obligations to be performed or observed hereunder, and (c) any action, suit or other proceeding, or compromise, settlement or judgment, relating to any of the foregoing matters with respect to which the Company Indemnitees are entitled to indemnification hereunder. The foregoing shall not apply to the extent that such Losses are due to the willful misconduct or negligence of any Company Indemnitee as finally determined by a court of competent jurisdiction.

          5.1.3     Notice of Claims.   In the event that a claim is made
                    ----------------
pursuant to Section 5.1.1 or 5.1.2 above against any party which seeks indemnification hereunder (the "Indemnitee"), the Indemnitee agrees to promptly
                                ----------
notify the other party (the "Indemnitor") of such claim or action and, in the
                             ----------
case of any claim by a third Person against the Indemnitee, the Indemnitor may, at its option, elect to assume control of the defense of such claim or action; provided, however, that (a) the Indemnitee shall be entitled to participate
--------  -------
therein (through counsel of its own choosing) at the Indemnitee's sole cost and expense, (b) the Indemnitor shall not settle or compromise any such claim or action without the prior written consent of the Indemnitee, unless such settlement or compromise includes a general release of the Indemnitee and all of the other Biomodels Indemnitees or Company Indemnitees, as the case may be, from any and all liability with respect thereto and (c) the Indemnitee shall cooperate with the Indemnitor in the defense of such claim or action.

                           SECTION 6. CONFIDENTIALITY

     6.1 The parties each recognize that the Confidential Information of the party and any and all Affiliates thereof constitutes valuable confidential and proprietary information. Accordingly, the parties each agree that they and their respective Affiliates shall, during the term of this Agreement and for a period of fifteen (15) years after the termination hereof for any reason, hold in confidence all Confidential Information of the other party (including this Agreement and the terms hereof) and not use the same for any purpose other than as set forth in this Agreement nor disclose the same to any other Person except
                                                                         ------
to the extent that it is necessary for such party to enforce its rights under this Agreement or if required by law or any governmental authority (including, without limitation, any stock exchange upon which such party's shares or other equity securities may be traded); provided, however, if any party shall be
                                  --------  -------
required by law to disclose any such Confidential Information to any other Person, such party shall give prompt written notice thereof to the other party and shall minimize such disclosure to the amount required. Notwithstanding the foregoing, either party may disclose Confidential Information of the other (a) to such party's attorneys, accountants and other professional advisors under an obligation of confidentiality to such party, (b) to such party's banks or other financial institutions or venture capital sources for the purpose of raising capital or borrowing money or maintaining compliance with agreements, arrangements and understandings relating thereto, and (c) to any Person who proposes to purchase or otherwise succeed (by merger, operation of law or otherwise) to all of such party's right, title and interest in, to and under this Agreement, if such Person agrees to maintain the confidentiality of such Confidential Information pursuant to a written agreement in form and substance reasonably satisfactory to the parties. The standard of care required to be observed hereunder shall be not less than the degree of care which each party or Affiliate thereof uses to protect its own information of a confidential nature.

                  SECTION 7. INTELLECTUAL PROPERTY; INVENTIONS

     7.1  Rights to Proprietary Technology.    Neither party shall through this
          --------------------------------
Agreement obtain any rights to the other party's proprietary technology except for such rights as are expressly granted or allocated under this Agreement.

     7.2  Inventions and Filing, Prosecution and Maintenance of Patents.  Any
          -------------------------------------------------------------
inventions, discovery or development (including, without limitation, data, formulas or research results) generated in the course of the Program shall be owned solely by Mucosal. Any such inventions, discovery or development shall be deemed Mucosal Technology and shall be licensed exclusively to the Company by Mucosal in accordance with and subject to the provisions of the Mucosal License Agreement.

     7.3  License Grant.    Under the terms and conditions herein stated,
          -------------
the Company hereby grants Biomodels a nonexclusive, worldwide license under the Mucosal Technology sufficient to enable Biomodels to perform its obligations and exercise its rights hereunder and for no other purpose.

                      SECTION 8. LIMITATIONS ON LIABILITY

     8.1  No Warranties.    Except as expressly set forth in Section 4 hereof,
          -------------
neither party makes any representations or warranties as to any matter whatsoever. EACH PARTY HEREBY DISCLAIMS ANY AND ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS AND RESEARCH, CLINICAL AND GENERAL CONSULTING SERVICES, INCLUDING , WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

     8.2  Limitations of Liability.    EXCEPT FOR BREACH OF SECTION 6 HEREOF,
          ------------------------
UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY LOSS OF PROFITS OR SPECIAL, CONSEQUENTIAL OR INDIRECT DAMAGES OF ANY KIND WHATSOEVER.

     8.3  Force Majeure.   No party shall be liable for failure or delay in
          -------------
performing any of its obligations hereunder (other than the payment of money) if such failure or delay is occasioned by compliance with any governmental regulation, request or order, or by circumstances beyond the reasonable control of the party so failing or delaying, including, without limitation, Acts of God, war, insurrection, fire, flood, accident, labor strikes, work stoppage or slowdown (whether or not such labor event is within the reasonable control of the parties), or inability to obtain raw materials, supplies, power or equipment necessary to enable such party to perform its obligations hereunder. Each party shall (a) promptly notify the other party in writing of any such event of force majeure, the expected duration thereof and its anticipated effect on the ability of such party to perform its obligations hereunder, and (b) make reasonable efforts to remedy any such event of force majeure.

                         SECTION 9.  NON-USE OF NAMES

     Neither party shall use the name of the other party nor the name of any Affiliates, directors, officers, managers, members, partners, shareholders, consultants or employees of such other party, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from such other party in each case (which consent shall not be unreasonably withheld or delayed).

                       SECTION 10.  TERM AND TERMINATION

     10.1 Term.     This Agreement shall commence on the Effective Date and,
          ----
unless sooner terminated in accordance with the provisions of this Section 10, shall continue until December 31, 2002.

     10.2 Events of Default.  Each party shall have the right to terminate this
          -----------------
Agreement upon the occurrence of any of the following events (each, an "Event of
                                                                        --------
Default") with respect to the other party (the "Defaulting Party"): (a) a decree
-------                                         ----------------
or order shall have been entered by a court of competent jurisdiction adjudging the Defaulting Party bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Defaulting Party under any bankruptcy law or any other similar applicable statute, law or regulation, or a decree or order of a court of competent jurisdiction shall have been entered for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Defaulting Party or a substantial part of its property, or for the winding up or liquidation of its affairs; or (b) the Defaulting Party shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy petition against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition, liquidation or similar relief under any bankruptcy law or any other similar applicable statute, law or regulation, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable to pay its debts generally as they become due; or (c) the Defaulting Party shall commit a material breach of the terms of this

Agreement and the same and all of its effects shall not be remedied within ninety (90) days after written notice thereof is given by the other party to the Defaulting Party, except that the remedial period shall be thirty (30) days for any monetary default. The failure by the Company to pay Biomodels any payments when due and payable in accordance with the provisions of Section 3 hereof shall be deemed a material breach of this Agreement.

     10.3 Termination.   Each party may terminate this Agreement upon the
          -----------
occurrence of any Event of Default by giving written notice thereof to the other party, which notice shall specifically identify the reason(s) for such termination. If the Company shall terminate this Agreement by notice based on an Event of Default by Biomodels, the Company also has the right to terminate the Mucosal License Agreement by notice to Mucosal at the same time, and if such notice is given, termination of both Agreements shall be effective immediately on such notice. If Biomodels shall terminate this Agreement by notice based on an Event of Default by the Company, Mucosal also has the right to terminate the Mucosal License Agreement by notice to the Company at the same time, and, if such notice is given, termination of both Agreements shall be effective immediately on such notice. In addition, (i) the Company may terminate this Agreement at any time by giving at least ninety (90) days' prior written notice to Biomodels, in which event the Mucosal License Agreement will automatically terminate, termination of both Agreements to be effective as of ninety (90) days after such notice by the Company; (ii) if the Company shall exercise its rights under the Mucosal License Agreement to terminate either because of an event of default thereunder by Mucosal or unilaterally on ninety (90) days' notice, this Agreement shall automatically terminate as of the effective date of termination of the Mucosal License Agreement; and (iii) if Mucosal shall exercise its rights under the Mucosal License Agreement to terminate because of an event of default thereunder by the Company, this Agreement shall automatically terminate as of the effective date of termination of the Mucosal License Agreement.

     10.4 Consequences of Termination.    The termination of this Agreement for
          ---------------------------
any reason shall be without prejudice to (i) the right of each party to receive all amounts accrued under Section 3 hereof prior to the effective date of such termination, (ii) the rights and obligations of the parties pursuant to Sections 1, 5, 6, 7, 8, 10.4 and 11 hereof, and (iii) any other remedies as may now or hereafter be available to any party, whether under this Agreement or otherwise. Upon the termination of this Agreement each party and its Affiliates shall immediately cease the use, and return all originals and copies, of all Confidential Information obtained from the other party or any Affiliate thereof.

                           SECTION 11.  MISCELLANEOUS

     11.1 Notices.    All notices, reports and/or other communications made in
          -------
accordance with this Agreement, shall be deemed to be duly made or given (i) when delivered by hand, (ii) three days after being mailed by registered or certified mail (air mail if mailed overseas), return receipt requested, or (iii) when received by the addressee, if sent by facsimile transmission or by Express Mail, Federal Express or other express delivery service (receipt requested), in each case addressed to such party at its address set forth below (or to such other address as such party may hereafter designate as to itself by notice to the other party hereto):

     In the case of the Company:

          OraPharma, Inc.
          732 Louis Drive
          Warminster, Pennsylvania 18974
          Attention: President
          Telecopier: (215) 443-9531

          With a copy to:

          Sills Cummis Zuckerman Radin
            Tischman Epstein & Gross, P.A.
          One Riverfront Plaza
          Newark, New Jersey 07102
          Attention: Ira A. Rosenberg, Esq.
          Telecopier: (973) 643-6500

     In the case of  Biomodels:

          Biomodels LLC
          277 Linden Street, Suite 201
          Wellesley, Massachusetts 02482
          Attention: Manager
          Telecopier: (781) 235-3811

          With a copy to:

          Testa, Hurwitz & Thibault LLP
          High Street Tower
          125 High Street
          Boston, Massachusetts 02110
          Attention: B. Jean Weidemier, Esq.
          Telecopier:   (617) 248-7100

     11.2 Amendments, etc..    This Agreement may not be amended or modified,
          ----------------
nor may any right or remedy of any party be waived, unless the same is in writing and signed by such party or a duly authorized representative of such party. The waiver by any party of the breach of any term or provision hereof by any other party shall not be construed as a waiver of any other subsequent breach.

     11.3 No Waiver; Remedies.      No failure or delay by any party in
          -------------------
exercising any of its rights or remedies hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the parties provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

     11.4 Successors and Assigns.     This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns; provided that, except as
                                                   --------
expressly provided herein, neither party may assign or otherwise transfer this Agreement or any of its rights, duties or obligations hereunder without the prior written consent of the other party.

     11.5 Relationship of Parties.     The Company and Biomodels are not (and
          -----------------------
nothing in this Agreement shall be construed to constitute them) partners, joint venturers, agents, representatives or employees of the other party, nor to create any relationships between them other than that of an independent contractor. Neither party shall have any responsibility or liability for the actions of the other party except as specifically provided herein. Neither party shall have any right or authority to bind or obligate the other party in any manner or make any representation or warranty on behalf of the other party.

     11.6 Expenses.    Unless otherwise provided herein, all costs and expenses
          --------
incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party which shall have incurred the same and the other party shall have no liability relating thereto.

     11.7 Entire Agreement.    This Agreement constitutes the entire agreement
          ----------------
between the parties and supersedes all prior proposals, communications, representations and agreements, whether oral or written, with respect to the subject matter hereof.

     11.8 Severability.    Any term or provision of this Agreement which is
          ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions hereof in any other jurisdiction.

     11.9 Counterparts.    This Agreement may be signed in any number of
          ------------
counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11.10 Headings.    The headings used in this Agreement are for
           --------
convenience of reference only and shall not affect the meaning or construction of this Agreement.

     11.11 Governing Law.    This Agreement, including the performance and
           -------------
enforceability hereof, shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.
Each party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the State of New York and any courts of appeal therefrom, and waives any objection (on the grounds of lack of jurisdiction, or forum non conveniens or otherwise)
                                            ----- --- ----------
to the exercise of such jurisdiction over it by any such courts.

     11.12 Arbitration.   Except as expressly provided herein, any dispute,
           -----------
controversy or claim arising out of or relating to this Agreement, its validity, construction or enforceability or the breach of any of the terms or provisions hereof shall be settled by arbitration under the American Arbitration Association by a panel of three arbitrators, one selected by each party and the third selected by the other two arbitrators. Any arbitration proceeding commenced by either party shall be held in the New York City, New York metropolitan area (including northern New Jersey). The decision of the arbitrators shall be final and binding upon the parties and judgment upon the decision by the arbitrators may be entered in any court of competent jurisdiction, and execution may be had thereon. The expense of such arbitration, including attorneys' fees, shall be allocated between the parties as the arbitrators may decide and as the claims and interests of each party may prevail. Notwithstanding anything to the contrary contained in this Section 11.12, any dispute, controversy or claim relating to actual or threatened unauthorized use or disclosure of any Confidential Information, or the validity, applicability, enforceability or infringement of any patent rights, shall not be required to be submitted to arbitration hereunder and shall be resolved by a court of competent jurisdiction, and, in addition, each party shall retain the right to seek injunctive or other temporary relief from a court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    BIOMODELS LLC


                                    By: /s/ [signature illegible]
                                       -------------------------------
                                       Manager

                                    ORAPHARMA, INC.


                                    By: /s/ Michael Kishbauch
                                       -------------------------------
                                       President/CEO

                                   Appendix A

                                    Program

[the confidential material contained herein has been omitted and has been separately filed with the Commission]

                                   Appendix B

               Budget and Payment Schedule for Research Services

The Budget for the research services is the sum [the confidential material contained herein has been omitted and has been separately filed with the Commission]

                                   Appendix C

          Budget and Payment Schedule for General Consulting Services
                        and Clinical Consulting Service


A.   General Consulting Services

[the confidential material contained herein has been omitted and has been separately filed with the Commission]

B.   Clinical Consulting Services

[the confidential material contained herein has been omitted and has been separately filed with the Commission]
                                       15